UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2020

The Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-51018

Delaware	23-3016517
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

409 Silverside Road

Wilmington, DE 19809

(Address of principal executive offices, including zip code)

302-385-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TBBK	Nasdaq Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the annual meeting of stockholders of The Bancorp, Inc. (the "Company") held on May 14, 2020 (the "Annual Meeting"), the Company's stockholders approved The Bancorp, Inc. 2020 Equity Incentive Plan (the “Plan”) which had previously been adopted by the Company's Board of Directors subject to stockholder approval.  The Plan is summarized on pages 40-47 of the Company’s proxy statement for the Annual Meeting filed on March 24, 2020.  The description of the Plan is qualified in its entirety by reference to the complete text of the Plan, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.  Also, attached as Exhibits 10.2, 10.3 and 10.4 are forms of option grant and restricted stock award agreements.

Item 5.07. Submission of Matters to a Vote of Security Holders

The final results of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item No. 1: All of the Board of Directors’ nominees for director were elected to serve until the Company’s 2021 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth below.

Nominees	Votes for	Votes against	Abstentions
Daniel G. Cohen	43,021,641	4,152,671	4,472
Damian Kozlowski	46,246,588	927,824	4,372
Walter T. Beach	43,939,742	3,198,352	40,690
Michael J. Bradley	44,312,626	2,825,368	40,790
John C. Chrystal	46,242,591	895,609	40,584
Matthew Cohn	43,977,320	3,160,674	40,790
John Eggemeyer	46,319,687	818,413	40,684
Hersh Kozlov	36,709,462	10,428,738	40,584
William H. Lamb	43,885,907	3,252,287	40,590
James J. McEntee, III	44,480,835	2,657,159	40,790
Daniela A. Mielke	46,561,526	576,674	40,584
Stephanie B. Mudick	46,562,415	575,785	40,584
Mei-Mei Tuan	44,658,805	2,479,189	40,790

All of the nominees for director were elected for one year terms. With respect to each nominee, the total number of broker non-votes was 4,378,599.

Item No. 2: The stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, by the votes set forth below.

Votes for	Votes against	Abstentions
45,343,701	1,827,973	7,110

There were 4,378,599 broker non-votes on this proposal.

Item No. 3:  The stockholders approved The Bancorp, Inc. 2020 Equity Incentive Plan, by the votes set forth below.

Votes for	Votes against	Abstentions
44,962,487	2,206,582	9,715

There were 4,387,599 broker non-votes on this proposal.

Item No. 4: The stockholders approved the selection of Grant Thorton LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year, by the votes set forth below.

Votes for	Votes against	Abstentions
51,092,044	426,249	39,090

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

	10.1	The Bancorp, Inc. 2020 Equity Incentive Plan
	10.2	Form of Non-Qualified Stock Option Award
	10.3	Form of Non-Qualified Stock Option Award (non-employee directors)
	10.4	Form of Restricted Stock Award

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2020	The Bancorp, Inc.

	By:	/s/ Paul Frenkiel
	Name:	Paul Frenkiel
	Title:	Chief Financial Officer and Secretary